UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 30, 2024

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Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1245 Brickyard Road, Suite 250
Salt Lake City, Utah 84106
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Preferred Offerings

Cottonwood Communities, Inc. (the "Company") is conducting two separate best-efforts private placement offerings pursuant to which it is offering two different series of its preferred stock to accredited investors. Both offerings are exempt from registration pursuant to Rule 506(b) of Regulation D of the Securities Act because the shares are being offered and sold solely to accredited investors without the use of general solicitation.

In an offering launched December 13, 2022, it is offering a maximum of $100,000,000 in shares of its Series 2023 Preferred Stock (the "Series 2023 Private Offering") at a purchase price of $10.00 per share (with discounts available to certain categories of purchasers). In an offering launched September 19, 2023, it is offering a maximum of $150,000,000 in shares of its Series A Convertible Preferred Stock (the "Series A Convertible Private Offering") at a purchase price of $10.00 per share.

Sales Pursuant to the Series 2023 Private Offering

During the period from December 13, 2023 through February 4, 2024, the Company issued and sold 317,877 shares of its Series 2023 Preferred Stock in the Series 2023 Private Offering and received aggregate proceeds of $3,178,774. In connection with the sale of these shares in the Series 2023 Private Offering, the Company paid aggregate selling commissions of $190,726 and placement fees of $95,363. As of February 4, 2024, there were 8,574,202 shares of the Company’s Series 2023 Preferred Stock outstanding.
Sales Pursuant to the Series A Convertible Private Offering

During the period from January 25, 2024 through February 4, 2024, the Company issued and sold 93,700 shares of its Series A Convertible Preferred Stock in the Series A Convertible Private Offering and received aggregate proceeds of $937,000. In connection with the sale of these shares in the Series A Convertible Private Offering, the Company paid aggregate selling commissions of $56,220 and placement fees of $28,110. As of February 4, 2024, there were 482,112 shares of the Company’s Series A Convertible Preferred Stock outstanding.
Item 5.07 Submission of Matters to a Vote of Security Holders.
Results of Annual Meeting

On January 30, 2024, the Company held its 2023 annual meeting of stockholders (the "Annual Meeting") at 1245 Brickyard Road, Suite 250, Salt Lake City, Utah 84106. At the Annual Meeting, the Company’s stockholders voted in person or by proxy on (1) the election of the following individuals to the board of directors: Daniel Shaeffer, Chad Christensen, Jonathan Gardner, John Lunt, and Philip White; and (2) the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

All of the director nominees were elected. The number of votes cast for, against and abstaining from each of the director nominees and the number of broker non-votes were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Daniel Shaeffer	9,547,042	212,464	558,287	9,388,455
Chad Christensen	9,564,883	209,401	543,509	9,388,455
Jonathan Gardner	9,555,513	210,762	551,518	9,388,455
John Lunt	9,268,149	497,905	551,739	9,388,455
Philip White	9,269,579	508,671	539,543	9,388,455
The appointment of KPMG as the Company’s independent registered public accounting firm for the year ended December 31, 2023 was ratified. The results of the vote on the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2023 were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of KPMG Appointment	19,052,617	182,466	471,165	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Enzio Cassinis
Name:	Enzio Cassinis
Title:	President

Date:  February 5, 2024